UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 7044

The Dreyfus Socially Responsible Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Important Tax Information
30	Proxy Results
31	Information About the Review and Approval of the Fund’s Management Agreement
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Dreyfus Socially Responsible
Growth Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S stock market ended 2009 with a healthy annual gain, but market indices across all capitalization ranges and investment styles remained well below the peaks reached in the fall of 2007.The equity market’s advance was driven by improving investor sentiment as the U.S. economy staged a gradual, but sustained, recovery from the recession and banking crisis that had depressed stock prices at the beginning of the year. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand. The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across a variety of asset classes, including equities. While no one can predict the future, we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year. As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2009, through December 31, 2009, as provided by Jocelin Reed, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2009, The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of 33.75%, and the fund’s Service shares returned 33.44%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), produced a total return of 26.47% for the same period.2

Stocks climbed in 2009 as hopes mounted for a recovery from the worst recession in more than 70 years. In this environment, growth-oriented, economically sensitive stocks tended to outperform the broader market. The fund produced higher returns than its benchmark, partly due to our emphasis on growth-oriented technology stocks.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective. To pursue these goals, the fund invests primarily in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we begin by using quantitative research to identify and rank stocks within an industry or sector. Next, based on fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates. We then evaluate potential purchase candidates by industry or sector,to determine whether the company meets the fund’s socially responsible investment criteria.

We next select investments from those companies that we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that we consider to have records that exhibit positive accomplishments in the fund’s areas of social concern.

The fund normally focuses on large-cap growth stocks; however, we may emphasize different types of growth-oriented stocks and different

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

market capitalizations within the large-capitalization range as market conditions warrant.The fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

The Stock Market Staged a Strong Recovery

Equity markets bottomed in early March 2009 amid a deep recession exacerbated by a global banking crisis. However, an aggressive monetary policy and massive government stimulus programs subsequently bolstered investor confidence, driving stocks sharply higher through the spring.

By mid-year, the S&P 500 Index had recovered all the ground it had lost earlier in the year.While traditionally lagging economic indicators, such as employment, continued to show signs of weakness through the remainder of the year, a number of other indicators, from inventory figures to corporate earnings, provided evidence of renewed economic growth. As a result, stocks continued to advance over the reporting period’s second half.

A Tilt Toward Growth Bolstered Fund Performance

The fund generated particularly robust gains in the energy sector, where the pricing strength of natural gas compared to petroleum favored certain exploration-and-production companies, such as Southwestern Energy, EOG Resources and Talisman Energy. Overweighted exposure to growth-oriented technology stocks also boosted performance amid expectations of a rebound in business spending. The fund emphasized companies exhibiting high-quality earnings and balance sheets, such as Apple, International Business Machines and Microsoft. Finally, among industrial stocks, the fund outperformed its benchmark by avoiding General Electric, which was hurt by credit exposure in its financial unit. Top performing industrial holdings included diversified manufacturer 3M and aerospace contractor Rockwell Collins, which benefited from a pickup in commercial aircraft orders.

On a more negative note, biotechnology developer Genzyme suffered a sharp loss when manufacturing problems forced a plant closure in the spring of 2009. More broadly, the fund’s emphasis on relatively high-quality financial companies,such as State Street and AFLAC,undermined returns when more speculative, previously beaten down stocks staged stronger rebounds. Finally, returns in the materials sector lagged due to the fund’s underweighted exposure to high-flying gold stocks.

Focusing on Growth Opportunities

We have continued to favor investments in growth-oriented areas, such as the technology sector, where we see potential for increased business spending.We also have emphasized industrial companies that appear poised to benefit from renewed economic growth. In contrast, the fund holds underweighted exposure to financial and energy stocks, where prospects are more uncertain.

Emphasizing Environmentally Friendly Fuels

The fund’s socially responsible investment standards help shape investment decisions in virtually every sector. For example, our environmental criteria have led us to emphasize energy companies with significant exposure to natural gas, a relatively clean burning fuel.The three energy holdings cited in this report, Southwestern Energy, EOG Resources and Talisman Energy, all produce sizeable quantities of natural gas as part of their regular ongoing North American operations. Plentiful reserves of natural gas are available within the continental United States, and burning this fuel produces roughly 25% lower emissions than oil and 50% lower emissions than coal, thereby lessening the environmental impact of energy consuming activity.

For further information regarding the fund’s approach to socially responsible investing, please consult the fund’s prospectus.

January 15, 2010

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of The Dreyfus Socially Responsible Growth Fund, Inc. made available through insurance products may be similar to other funds managed or advised by
Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
Initial shares	33.75%	1.36%	–3.49%
Service shares	33.44%	1.11%	–3.72%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of The Dreyfus Socially
Responsible Growth Fund, Inc. on 12/31/99 to a $10,000 investment made in the Standard & Poor’s 500
Composite Stock Price Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the fund’s Initial shares from their inception date through December 30, 2000, and the performance of the fund’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2009 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.80	$ 6.14
Ending value (after expenses)	$1,215.20	$1,214.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.38	$ 5.60
Ending value (after expenses)	$1,020.87	$1,019.66

† Expenses are equal to the fund’s annualized expense ratio of .86% for Initial Shares and 1.10% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2009

Common Stocks—98.8%	Shares	Value ($)
Consumer Discretionary—10.0%
Apollo Group, Cl. A	23,100 [a]	1,399,398
DreamWorks Animation SKG, Cl. A	53,950 [a]	2,155,302
Gap	168,575	3,531,646
Garmin	61,300 [b]	1,881,910
McDonald’s	58,875	3,676,155
Navistar International	27,400 [a]	1,059,010
Priceline.com	17,525 [a,b]	3,829,213
Staples	71,200	1,750,808
TJX Cos.	76,575	2,798,816
Weight Watchers International	28,525	831,789
		22,914,047
Consumer Staples—13.3%
Bare Escentuals	44,025 [a]	538,426
Church & Dwight	42,500	2,569,125
Costco Wholesale	71,550	4,233,613
Hansen Natural	46,950 [a]	1,802,880
Kimberly-Clark	59,925	3,817,822
PepsiCo	125,100	7,606,080
Procter & Gamble	100,475	6,091,799
SYSCO	63,725	1,780,477
Unilever (NY Shares)	60,725	1,963,239
		30,403,461
Energy—7.6%
Cenovus Energy	42,325	1,066,590
EnCana	42,325	1,370,907
ENSCO International, ADR	47,825	1,910,130
EOG Resources	21,200	2,062,760
Nexen	93,975	2,248,822
Noble	64,325	2,618,027
SEACOR Holdings	26,850 [a]	2,047,313
Southwestern Energy	41,750 [a]	2,012,350
Talisman Energy	109,225	2,035,954
		17,372,853
Financial—6.6%
Charles Schwab	117,500	2,211,350
Chubb	41,025	2,017,609
Discover Financial Services	210,500	3,096,455

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Goldman Sachs Group	13,025	2,199,141
Investment Technology Group	81,800 [a]	1,611,460
State Street	40,300	1,754,662
Travelers Cos.	43,450	2,166,417
		15,057,094
Health Care—15.4%
Alcon	6,875	1,129,906
Amgen	76,975 [a]	4,354,476
AstraZeneca, ADR	43,050 [b]	2,020,767
Becton, Dickinson & Co.	31,725	2,501,833
Biogen Idec	38,500 [a]	2,059,750
Genzyme	66,075 [a]	3,238,336
Gilead Sciences	61,400 [a]	2,657,392
Humana	42,900 [a]	1,882,881
Johnson & Johnson	93,050	5,993,351
Kinetic Concepts	45,800 [a]	1,724,370
Millipore	23,500 [a]	1,700,225
Novartis, ADR	23,150	1,260,055
WellPoint	77,950 [a]	4,543,706
		35,067,048
Industrial—9.9%
3M	47,450	3,922,692
Brink’s	41,700	1,014,978
Donaldson	23,075	981,610
Dun & Bradstreet	18,725	1,579,828
Emerson Electric	122,875	5,234,475
Equifax	39,050	1,206,254
First Solar	7,800 [a,b]	1,056,120
Fluor	25,150	1,132,756
Ryder System	21,025	865,599
United Technologies	81,125	5,630,886
		22,625,198

Common Stocks (continued)	Shares	Value ($)
Materials—2.7%
MeadWestvaco	74,300	2,127,209
Nucor	36,625	1,708,556
Schnitzer Steel Industries, Cl. A	30,800	1,469,160
Worthington Industries	71,700	937,119
		6,242,044
Technology—30.7%
Accenture, Cl. A	86,250	3,579,375
Apple	35,550 [a]	7,496,073
Avnet	45,475 [a]	1,371,526
CA	76,700	1,722,682
Cisco Systems	154,675 [a]	3,702,919
EMC	172,525 [a]	3,014,012
Google, Cl. A	9,150 [a]	5,672,817
Intel	61,750	1,259,700
International Business Machines	81,775	10,704,348
Microsoft	326,700	9,961,083
National Semiconductor	107,175	1,646,208
Oracle	211,925	5,200,640
QUALCOMM	104,325	4,826,075
Sybase	44,975 [a]	1,951,915
Symantec	79,000 [a]	1,413,310
Texas Instruments	193,700	5,047,822
Western Union	92,625	1,745,981
		70,316,486
Utilities—2.6%
FPL Group	25,950	1,370,679
Sempra Energy	64,400	3,605,112
WGL Holdings	27,225	913,127
		5,888,918
Total Common Stocks
(cost $207,595,238)		225,887,149

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,919,000)	2,919,000 [c]	2,919,000

Investment of Cash Collateral
for Securities Loaned—2.4%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $5,552,208)	5,552,208 [c]	5,552,208

Total Investments (cost $216,066,446)	102.5%	234,358,357
Liabilities, Less Cash and Receivables	(2.5%)	(5,687,964)
Net Assets	100.0%	228,670,393

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2009, the total market value of the fund’s securities on loan is
$5,340,715 and the total market value of the collateral held by the fund is $5,552,208.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	30.7	Financial	6.6
Health Care	15.4	Money Market Investments	3.7
Consumer Staples	13.3	Materials	2.7
Consumer Discretionary	10.0	Utilities	2.6
Industrial	9.9
Energy	7.6		102.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,340,715)—Note 1(b):
Unaffiliated issuers	207,595,238	225,887,149
Affiliated issuers	8,471,208	8,471,208
Cash		56,629
Dividends and interest receivable		205,723
Receivable for shares of Common Stock subscribed		2,463
		234,623,172
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		156,802
Liability for securities on loan—Note 1(b)		5,552,208
Payable for shares of Common Stock redeemed		138,128
Accrued expenses		105,641
		5,952,779
Net Assets ($)		228,670,393
Composition of Net Assets ($):
Paid-in capital		349,174,196
Accumulated undistributed investment income—net		1,922,258
Accumulated net realized gain (loss) on investments		(140,717,972)
Accumulated net unrealized appreciation
(depreciation) on investments		18,291,911
Net Assets ($)		228,670,393

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	222,600,410	6,069,983
Shares Outstanding	8,475,913	232,568
Net Asset Value Per Share ($)	26.26	26.10

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $33,849 foreign taxes withheld at source):
Unaffiliated issuers	3,619,175
Affiliated issuers	2,048
Interest	68,427
Income from securities lending—Note 1(b)	21,334
Total Income	3,710,984
Expenses:
Management fee—Note 3(a)	1,502,766
Professional fees	101,760
Custodian fees—Note 3(c)	67,403
Prospectus and shareholders’ reports	60,227
Shareholder servicing costs—Note 3(c)	16,399
Distribution fees—Note 3(b)	13,228
Directors’ fees and expenses—Note 3(d)	4,057
Loan commitment fees—Note 2	1,897
Interest expense—Note 2	83
Miscellaneous	19,457
Total Expenses	1,787,277
Less—reduction in fees due to earnings credits—Note 1(b)	(201)
Net Expenses	1,787,076
Investment Income—Net	1,923,908
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(6,385,410)
Net unrealized appreciation (depreciation) on investments	63,945,275
Net Realized and Unrealized Gain (Loss) on Investments	57,559,865
Net Increase in Net Assets Resulting from Operations	59,483,773

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
Operations ($):
Investment income—net	1,923,908	1,924,020
Net realized gain (loss) on investments	(6,385,410)	(5,535,657)
Net unrealized appreciation
(depreciation) on investments	63,945,275	(103,155,450)
Net Increase (Decrease) in Net Assets
Resulting from Operations	59,483,773	(106,767,087)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,888,082)	(2,021,732)
Service Shares	(34,740)	(31,418)
Total Dividends	(1,922,822)	(2,053,150)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,146,232	12,630,551
Service Shares	545,430	811,221
Dividends reinvested:
Initial Shares	1,888,082	2,021,732
Service Shares	34,740	31,418
Cost of shares redeemed:
Initial Shares	(28,291,376)	(55,187,880)
Service Shares	(1,034,582)	(1,903,000)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(18,711,474)	(41,595,958)
Total Increase (Decrease) in Net Assets	38,849,477	(150,416,195)
Net Assets ($):
Beginning of Period	189,820,916	340,237,111
End of Period	228,670,393	189,820,916
Undistributed investment income—net	1,922,258	1,921,172

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2009	2008
Capital Share Transactions:
Initial Shares
Shares sold	375,522	484,731
Shares issued for dividends reinvested	103,912	73,812
Shares redeemed	(1,309,522)	(2,115,136)
Net Increase (Decrease) in Shares Outstanding	(830,088)	(1,556,593)
Service Shares
Shares sold	25,829	30,883
Shares issued for dividends reinvested	1,920	1,154
Shares redeemed	(49,261)	(72,946)
Net Increase (Decrease) in Shares Outstanding	(21,512)	(40,909)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	19.86	30.50	28.45	26.08	25.17
Investment Operations:
Investment income—net[a]	.21	.19	.17	.13	.03
Net realized and unrealized gain
(loss) on investments	6.40	(10.64)	2.04	2.27	.88
Total from Investment Operations	6.61	(10.45)	2.21	2.40	.91
Distributions:
Dividends from investment income—net	(.21)	(.19)	(.16)	(.03)	—
Net asset value, end of period	26.26	19.86	30.50	28.45	26.08
Total Return (%)	33.75	(34.42)	7.78	9.20	3.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	.85	.82	.83	.81
Ratio of net expenses
to average net assets	.89[b]	.85[b]	.82	.83	.81
Ratio of net investment income
to average net assets	.97	.72	.58	.50	.10
Portfolio Turnover Rate	34.00	31.74	22.71	32.19	94.99
Net Assets, end of period ($ x 1,000)	222,600	184,813	331,313	374,537	418,916

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	19.71	30.25	28.21	25.90	25.06
Investment Operations:
Investment income (loss)—net[a]	.16	.12	.10	.07	(.04)
Net realized and unrealized gain
(loss) on investments	6.37	(10.55)	2.02	2.24	.88
Total from Investment Operations	6.53	(10.43)	2.12	2.31	.84
Distributions:
Dividends from investment income—net	(.14)	(.11)	(.08)	—	—
Net asset value, end of period	26.10	19.71	30.25	28.21	25.90
Total Return (%)	33.44	(34.58)	7.49	8.96	3.35
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.14	1.10	1.07	1.08	1.06
Ratio of net expenses
to average net assets	1.14[b]	1.10[b]	1.07	1.08	1.06
Ratio of net investment income
(loss) to average net assets	.72	.47	.33	.25	(.15)
Portfolio Turnover Rate	34.00	31.74	22.71	32.19	94.99
Net Assets, end of period ($ x 1,000)	6,070	5,008	8,924	11,372	12,311

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide capital growth, with current income as a secondary goal through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan, shareholder services plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	210,880,779	—	—	210,880,779
Equity Securities—
Foreign†	15,006,370	—	—	15,006,370
Mutual Funds	8,471,208	—	—	8,471,208
† See Statement of Investments for industry classification.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on secu-

rities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009, The Bank of NewYork Mellon earned $9,143 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,922,258, accumulated capital losses $140,701,527 and unrealized appreciation $18,275,466.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $103,833,733 of the carryover expires in fiscal 2010, $19,771,483 expires in fiscal 2011 and $17,096,311 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $1,922,822 and $2,053,150, respectively.

During the period ended December 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryover expiration, the fund increased accumulated net realized gain (loss) on investments by $50,319,693 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2009, was approximately $5,300 with a related weighted average annualized interest rate of 1.56%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to management agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance prod-ucts.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2009, Service shares were charged $13,228 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the Initial shares’ average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2009, Initial shares’ were charged $5,823 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009, the fund was charged $1,355 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

ended December 31, 2009, the fund was charged $201 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $67,403 pursuant to the custody agreement

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $144,989, Rule 12b-1 distribution plan fees $1,282, shareholder services plan fees $1,000, custodian fees $4,350, chief compliance officer fees $5,011 and transfer agency per account fees $170.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2009, amounted to $67,362,804 and $85,219,357, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended December 31, 2009. These disclosures did not impact the notes to the financial statements.

At December 31, 2009, the cost of investments for federal income tax purposes was $216,082,891; accordingly, accumulated net unrealized appreciation on investments was $18,275,466, consisting of $29,780,766 gross unrealized appreciation and $11,505,300 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 10, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc., at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2010

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2009 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 29

PROXY RESULTS (Unaudited)

The Dreyfus Socially Responsible Growth Fund, Inc. held a special meeting of shareholders on October 9, 2009.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect Board Members:
Joseph S. DiMartino†	4,750,454		337,028
Nathan Leventhal†	4,764,171		323,311
Benaree Pratt Wiley†	4,737,132		350,350

† Each of the above noted Board members were duly elected by shareholders at the Fund’s October 9, 2009
Shareholder meeting. Joseph S. DiMartino was an existing Board member previously having been elected by the
Fund’s Board. In addition, Clifford L.Alexander, Jr., David W. Burke,Whitney I. Gerard and George L. Perry
continue as Board members of the fund.

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors of the fund held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through August 31, 2010) of the fund’s Management Agreement with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Board members noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of large-cap growth funds underlying variable insurance products (“VIPs”) and to a larger universe of funds, consisting of all large-cap growth funds underlying VIPs, each of which are not required to use one or more social screens when choosing securities for the funds’ portfolios (“Performance Group I” and “Performance Universe I,” respectively) and to a group of funds under-lyingVIPs and to a larger universe of funds underlyingVIPs from different categories, each of which are required to use one or more social screens when choosing securities for the funds’ portfolios (“Performance Group II” and “Performance Universe II,” respectively).The fund’s portfolio manager uses social screens when choosing securities for the fund’s portfolio,as described in the fund’s prospectus.Each Performance Group and Performance Universe was selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select each Performance Group and Performance Universe, as well as each Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2009.The Board members noted that the fund’s total return performance for its Initial shares was above the medians for each Performance Group and Performance Universe for the reported periods, except for the 4- and 10-year periods of Performance Group I, the 10-year period of Performance Group II, and the 5- and 10- year periods of each Performance Universe and in each case the fund’s performance was below the median.The Manager also provided a comparison of the fund’s total returns to the returns of its benchmark index for each of the last ten calendar years.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds and a broader group of funds that were selected by Lipper and are not required to use one or more social screens when choosing securities for the funds’ portfolios (“Expense Group I” and “Expense Universe I,” respectively) and with a group of funds and a broader group of funds that were selected by Lipper and use one or more social screens when choosing securities for the funds’ portfolios (“Expense Group II” and “Expense Universe II,” respectively). The Board members noted that the contractual and actual management fees and expense ratio of the fund’s Initial shares (which are not subject to a Rule 12b-1 plan) were at or higher than the Expense Group I and Expense Universe I medians, except that the expense ratio was below the Expense Universe I median. In addition, the Board noted that the fund’s contractual and actual management fees and expense ratio for its Initial shares were at or lower than the Expense Group II and Expense Universe II medians.The Board members also noted that the expense ratio of the fund’s Service shares (which are subject to a Rule 12b-1 plan) was higher than each Expense Group and Expense Universe median.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with substantially similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances applicable to the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager were adequate and appropriate.

  The Board was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were determined that mater- ial economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

J. DAVID OFFICER, Vice President since January 2010.

Director of Mellon United National Bank, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,737 in 2008 and $29,312 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,226 in 2008 and $10,152 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,090 in 2008 and $3,638 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $129 in 2008 and $57 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,561,320 in 2008 and $24,975,296 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 12, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 12, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)